                                                                    EXHIBIT 99.2

                   [PLATINUM UNDERWRITERS HOLDINGS, LTD.LOGO]

                              FINANCIAL SUPPLEMENT

                              FINANCIAL INFORMATION
                              AS OF MARCH 31, 2004

                                   (UNAUDITED)

  To assist in your understanding of the Company, the following supplement of information concerning Platinum Underwriters Holdings, Ltd. is provided.

      This report is for informational purposes only. It should be read in conjunction with documents filed by Platinum Underwriters Holdings, Ltd.
      with the SEC, including the Company's Annual Report on Form 10-K and
                         Quarterly Report on Form 10-Q.

      Our Investors Relations Department can be reached at (441) 298-0753.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
OVERVIEW
MARCH 31, 2004

ADDRESS:

Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda

INVESTOR INFORMATION:

Justin Cressall
Senior Vice President and Treasurer
Tel: (441) 298-0753
Fax: (441) 296-0528

WEBSITE:

www.platinumre.com

PUBLICLY TRADED SECURITIES:

Common Shares (NYSE: PTP)

Equity Security Units (NYSE: PTP PR M)

PLATINUM UNDERWRITERS HOLDINGS, LTD.
TABLE OF CONTENTS
MARCH 31, 2004

PAGE:   SECTION:
 3      Condensed Consolidated Balance Sheets
 4      Consolidated Statements of Income and Comprehensive Income - Summary
 5      Consolidated Statements of Income and Comprehensive Income - by Quarter
 6      Computation of Basic and Diluted Earnings Per Share - Summary
 7      Computation of Basic and Diluted Earnings Per Share - by Quarter
 8      Condensed Statements of Cash Flows - Summary
 9      Condensed Statements of Cash Flows - by Quarter
10      Segment Reporting - Summary
11      Property Segment - by Quarter
12      Casualty Segment - by Quarter
13      Finite Risk Segment - by Quarter
14      Net Premiums Written - Supplemental Information
15      Premiums by Line of Business
16      Company Ratios, Share Data, Ratings
17      Investment Portfolio
18      Investment Portfolio - Net Realized Capital Gains (Losses)
19      Loss Analysis

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
MARCH 31, 2004
($ IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                March 31, 2004  December 31, 2003  September 30, 2003  June 30, 2003  March 31, 2003
                                                --------------  -----------------  ------------------  -------------  --------------
ASSETS
Investments and cash and cash equivalents       $    2,027,093          1,790,509           1,756,685      1,621,430  $    1,493,720
Receivables                                            643,970            487,916             478,303        476,018         326,074
Accrued investment income                               22,805             17,492              21,360         13,286          16,300
Reinsurance balances (prepaid and recoverable)          17,430             11,231              10,064          9,638           2,557
Deferred acquisition costs                             115,924             79,307              89,062         82,435          70,454
Other assets                                            80,522             95,406              80,158         54,297          92,083
                                                --------------  -----------------  ------------------  -------------  --------------
         Total assets                           $    2,907,744          2,481,861           2,435,632      2,257,104  $    2,001,188
                                                ==============  =================  ==================  =============  ==============

LIABILITIES
Unpaid losses and loss adjustment expenses      $      835,734            736,934             660,790        533,310  $      417,372
Unearned premiums                                      471,359            305,985             358,995        351,759         314,492
Debt obligations                                       137,500            137,500             137,500        137,500         137,500
Commissions payable                                    228,964            176,310             155,724        154,831         106,128
Other liabilities                                       91,170             57,929              95,617         75,816          69,657
                                                --------------  -----------------  ------------------  -------------  --------------
         Total liabilities                           1,764,727          1,414,658           1,408,626      1,253,216       1,045,149

TOTAL SHAREHOLDERS' EQUITY                           1,143,017          1,067,203           1,027,006      1,003,888         956,039
                                                --------------  -----------------  ------------------  -------------  --------------
         Total liabilities and shareholders'
           equity                                    2,907,744          2,481,861           2,435,632      2,257,104  $    2,001,188
                                                ==============  =================  ==================  =============  ==============

                                                --------------  -----------------  ------------------  -------------  --------------
BOOK VALUE PER SHARE                            $        26.42              24.79               23.87          23.34  $        22.23
                                                ==============  =================  ==================  =============  ==============

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME - SUMMARY (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                  Three Months Ended    Three Months Ended
                                                    March 31, 2004        March 31, 2003
                                                  ------------------    ------------------
REVENUES
  Net premiums earned                             $          321,042    $          238,069
  Net investment income                                       17,484                14,203
  Net realized capital gains                                     452                   744
  Other income                                                   511                 1,150
                                                  ------------------    ------------------
      Total revenues                                         339,489               254,166
                                                  ------------------    ------------------

EXPENSES
  Losses and loss adjustment expenses                        161,969               138,803
  Acquisition expenses                                        88,921                51,719
  Other underwriting expenses                                 15,804                17,214
  Corporate expenses                                           2,970                 2,955
  Net foreign currency exchange (gains) losses                  (866)                   75
  Interest expense                                             2,306                 2,468
                                                  ------------------    ------------------
      Total expenses                                         271,104               213,234
                                                  ------------------    ------------------
      Income before income tax expense                        68,385                40,932

Income tax expense                                            13,571                10,346
                                                  ------------------    ------------------
      NET INCOME                                  $           54,814    $           30,586
                                                  ==================    ==================

BASIC
  Weighted average shares outstanding                         43,143                43,004
  Basic earnings per share                        $             1.27    $             0.71

DILUTED
  Weighted average shares outstanding                         50,984                49,008
  Diluted earnings per share                      $             1.10    $             0.66

COMPREHENSIVE INCOME
  Net income                                      $           54,814    $           30,586
  Other comprehensive income, net of tax                      19,144                 7,647
                                                  ------------------    ------------------
  Comprehensive income                            $           73,958    $           38,233
                                                  ==================    ==================

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME - BY QUARTER (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                          Three Months Ended
                                          ------------------------------------------------------------------------------------
                                          March 31, 2004  December 31, 2003  September 30, 2003  June 30, 2003  March 31, 2003
                                          --------------  -----------------  ------------------  -------------  --------------
REVENUES
  Net premiums earned                     $      321,042            277,817             272,265        279,376  $      238,069
  Net investment income                           17,484             15,231              14,780         13,431          14,203
  Net realized capital gains                         452                 10               1,508            519             744
  Other income (expense)                             511             (1,100)                544          2,749           1,150
                                          --------------  -----------------  ------------------  -------------  --------------
      Total revenues                             339,489            291,958             289,097        296,075         254,166
                                          --------------  -----------------  ------------------  -------------  --------------

EXPENSES
  Losses and loss adjustment expenses            161,969            131,359             157,208        156,801         138,803
  Acquisition expenses                            88,921             78,723              60,408         60,376          51,719
  Other underwriting expenses                     15,804             17,575              15,093         19,646          17,214
  Corporate expenses                               2,970              3,357               3,406         13,349           2,955
  Net foreign currency exchange (gains)
    losses                                          (866)            (3,341)             (1,356)         4,736              75
  Interest expense                                 2,306              2,342               2,444          2,238           2,468
                                          --------------  -----------------  ------------------  -------------  --------------
      Total expenses                             271,104            230,015             237,203        257,146         213,234
                                          --------------  -----------------  ------------------  -------------  --------------
      Income before income tax expense            68,385             61,943              51,894         38,929          40,932

Income tax expense                                13,571             12,128              14,077         12,324          10,346
                                          --------------  -----------------  ------------------  -------------  --------------
      NET INCOME                          $       54,814             49,815              37,817         26,605  $       30,586
                                          ==============  =================  ==================  =============  ==============

BASIC
  Weighted average shares outstanding             43,143             43,043              43,022         43,004          43,004
  Basic earnings per share                $         1.27                  1                0.88           0.62  $         0.71

DILUTED
  Weighted average shares outstanding             50,984             49,868              48,876         48,871          49,008
  Diluted earnings per share              $         1.10               1.03                0.81           0.57  $         0.66

COMPREHENSIVE INCOME
  Net income                              $       54,814             49,815              37,817         26,605  $       30,586
  Other comprehensive income (loss), net
    of tax                                        19,144             (7,815)            (11,984)        20,345           7,647
                                          --------------  -----------------  ------------------  -------------  --------------
  Comprehensive income                    $       73,958             42,000              25,833         46,950  $       38,233
                                          ==============  =================  ==================  =============  ==============

PLATINUM UNDERWRITERS HOLDINGS, LTD.
COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE - SUMMARY
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                              Three Months Ended    Three Months Ended
                                                                March 31, 2004        March 31, 2003
                                                              ------------------    ------------------
EARNINGS:
   BASIC:
   Net income                                                 $           54,814    $           30,586

                                                              ------------------    ------------------
   Net income available to common shareholders                            54,814                30,586
                                                              ==================    ==================

   DILUTED:
   Net income                                                             54,814                30,586
   Effect of dilutive securities:
     Equity security units                                                 1,522                 1,633
                                                              ------------------    ------------------
       Net income available to common shareholders            $           56,336    $           32,219
                                                              ==================    ==================

COMMON SHARES:
   BASIC:
     Weighted average shares outstanding                                  43,143                43,004
                                                              ==================    ==================

   DILUTED:
     Weighted average shares outstanding                                  43,143                43,004
     Effect of dilutive securities:
       Share options                                                       2,759                   279
       Equity security units                                               5,009                 5,725
       Restricted stock units                                                 73                     -
                                                              ------------------    ------------------
         Weighted average, as adjusted                                    50,984                49,008
                                                              ==================    ==================

EARNINGS PER SHARE:
   Basic                                                      $             1.27    $             0.71
                                                              ==================    ==================
   Diluted                                                    $             1.10    $             0.66
                                                              ==================    ==================

PLATINUM UNDERWRITERS HOLDINGS, LTD.
COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE - BY QUARTER
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                  Three Months Ended
                                                ------------------------------------------------------------------------------------
                                                March 31, 2004  December 31, 2003  September 30, 2003  June 30, 2003  March 31, 2003
                                                --------------  -----------------  ------------------  -------------  --------------
EARNINGS:
  BASIC:
  Net income                                    $       54,814             49,815              37,817         26,605  $       30,586
                                                --------------  -----------------  ------------------  -------------  --------------
  Net income available to common shareholders           54,814             49,815              37,817         26,605          30,586
                                                ==============  =================  ==================  =============  ==============

  DILUTED:
  Net income                                            54,814             49,815              37,817         26,605          30,586
  Effect of dilutive securities:
   Equity security units                                 1,522              1,547               1,628          1,481           1,633
                                                --------------  -----------------  ------------------  -------------  --------------
    Net income available to common shareholders $       56,336             51,362              39,445         28,086  $       32,219
                                                ==============  =================  ==================  =============  ==============

COMMON SHARES:
  BASIC:
   Weighted average shares outstanding                  43,143             43,043              43,022         43,004          43,004
                                                ==============  =================  ==================  =============  ==============

  DILUTED:
   Weighted average shares outstanding                  43,143             43,043              43,022         43,004          43,004
   Effect of dilutive securities:
    Share options                                        2,759              1,816                 767            659             279
    Equity security units                                5,009              5,009               5,087          5,208           5,725
    Restricted stock units                                  73                  -                   -              -               -
                                                --------------  -----------------  ------------------  -------------  --------------
     Weighted average, as adjusted                      50,984             49,868              48,876         48,871          49,008
                                                ==============  =================  ==================  =============  ==============

EARNINGS PER SHARE:
  Basic                                         $         1.27               1.16                0.88           0.62  $         0.71
                                                ==============  =================  ==================  =============  ==============
  Diluted                                       $         1.10               1.03                0.81           0.57  $         0.66
                                                ==============  =================  ==================  =============  ==============

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONDENSED STATEMENTS OF CASH FLOWS - SUMMARY
($ IN THOUSANDS)

                                                              Three Months Ended    Three Months Ended
                                                                March 31, 2004        March 31, 2003
                                                              ------------------    ------------------
NET CASH PROVIDED BY OPERATIONS                               $          220,715    $          181,646

NET CASH USED IN INVESTING ACTIVITIES                                   (128,005)             (299,405)

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                        1,352                (3,440)

                                                              ------------------    ------------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS          $           94,062    $         (121,199)
                                                              ==================    ==================

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONDENSED STATEMENTS OF CASH FLOWS - BY QUARTER
($ IN THOUSANDS)

                                                                                Three Months Ended
                                              ------------------------------------------------------------------------------------
                                              March 31, 2004  December 31, 2003  September 30, 2003  June 30, 2003  March 31, 2003
                                              --------------  -----------------  ------------------  -------------  --------------
NET CASH PROVIDED BY (USED IN) OPERATIONS     $      220,715            (23,804)            145,217         80,248  $      181,646

NET CASH USED IN INVESTING ACTIVITIES               (128,005)           (11,422)           (123,474)      (112,462)       (299,405)

NET CASH PROVIDED BY (USED IN) FINANCING
  ACTIVITIES                                           1,352             (2,766)             (2,923)        (3,440)         (3,440)

                                              --------------  -----------------  ------------------  -------------  --------------
NET INCREASE (DECREASE) IN CASH AND CASH
  EQUIVALENTS                                 $       94,062            (37,992)             18,820        (35,654) $     (121,199)
                                              ==============  =================  ==================  =============  ==============

PLATINUM UNDERWRITERS HOLDINGS, LTD.
SEGMENT REPORTING - SUMMARY
($ IN THOUSANDS)

                                                       Three Months Ended March 31, 2004
                                               -------------------------------------------------
                                               Property and
                                                  Marine      Casualty   Finite Risk     Total
                                               ------------   --------   -----------   ---------
Net premiums written                           $    171,294    223,965        84,847   $ 480,106

Net premiums earned                                 118,065    136,222        66,755     321,042
                                               ------------   --------   -----------   ---------

Losses and loss adjustment expenses                  48,578     94,784        18,607     161,969
Acquisition expenses                                 21,752     34,836        32,333      88,921
Other underwriting expenses                           8,150      5,057         2,597      15,804
                                               ------------   --------   -----------   ---------
    Total underwriting expenses                      78,480    134,677        53,537     266,694
                                               ------------   --------   -----------   ---------
    Segment underwriting income                $     39,585      1,545        13,218      54,348
                                               ------------   --------   -----------

Net investment income                                                                     17,484
Net realized capital gains (losses)                                                          452
Net foreign currency exchange gains (losses)                                                 866
Other income                                                                                 511
Corporate expenses                                                                        (2,970)
Interest expense                                                                          (2,306)
                                                                                       ---------
    Income before income tax expense                                                   $  68,385
                                                                                       =========

GAAP underwriting ratios:
  Loss and loss adjustment expense                     41.1%      69.6%         27.9%       50.5%
  Acquisition expense                                  18.4%      25.6%         48.4%       27.7%
  Other underwriting expense                            6.9%       3.7%          3.9%        4.9%
                                               ------------   --------   -----------   ---------
    Combined                                           66.4%      98.9%         80.2%       83.1%
                                               ------------   --------   -----------   ---------

Statutory underwriting ratios:
  Loss and loss adjustment expense                     41.1%      69.6%         27.9%       50.5%
  Acquisition expense                                  17.4%      25.6%         45.3%       26.1%
  Other underwriting expense                            4.8%       2.3%          3.1%        3.3%
                                               ------------   --------   -----------   ---------
    Combined                                           63.3%      97.5%         76.3%       79.9%
                                               ------------   --------   -----------   ---------

                                                     Three Months Ended March 31, 2003
                                               ----------------------------------------------
                                               Property and               Finite
                                                  Marin       Casualty     Risk       Total
                                               ------------   --------   --------   ---------
Net premiums written                           $    117,767    113,694    128,630   $ 360,091

Net premiums earned                                  89,932     77,726     70,411     238,069
                                               ------------   --------   --------   ---------

Losses and loss adjustment expenses                  41,585     53,907     43,311     138,803
Acquisition expenses                                 15,618     19,029     17,072      51,719
Other underwriting expenses                          10,459      4,618      2,137      17,214
                                               ------------   --------   --------   ---------
    Total underwriting expenses                      67,662     77,554     62,520     207,736
                                               ------------   --------   --------   ---------
    Segment underwriting income                $     22,270        172      7,891      30,333
                                               ------------   --------   --------

Net investment income                                                                  14,203
Net realized capital gains (losses)                                                       744
Net foreign currency exchange gains (losses)                                              (75)
Other income                                                                            1,150
Corporate expenses                                                                     (2,955)
Interest expense                                                                       (2,468)
                                                                                    ---------
    Income before income tax expense                                                $  40,932
                                                                                    =========

GAAP underwriting ratios:
  Loss and loss adjustment expense                     46.2%      69.4%      61.5%       58.3%
  Acquisition expense                                  17.4%      24.5%      24.2%       21.7%
  Other underwriting expense                           11.6%       5.9%       3.0%        7.2%
                                               ------------   --------   --------   ---------
    Combined                                           75.2%      99.8%      88.7%       87.2%
                                               ------------   --------   --------   ---------

Statutory underwriting ratios:
  Loss and loss adjustment expense                     46.2%      69.4%      61.5%       58.3%
  Acquisition expense                                  15.2%      23.9%      21.6%       20.2%
  Other underwriting expense                            8.9%       4.1%       1.7%        4.8%
                                               ------------   --------   --------   ---------
    Combined                                           70.3%      97.4%      84.8%       83.3%
                                               ------------   --------   --------   ---------

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

  (1) Losses & loss adjustment expenses are divided by net premiums earned;

  (2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

  (3) Other underwriting expenses are divided by net premiums written.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
PROPERTY SEGMENT - BY QUARTER
($ IN THOUSANDS)

                                                                             Three Months Ended
                                           ------------------------------------------------------------------------------------
                                           March 31, 2004  December 31, 2003  September 30, 2003  June 30, 2003  March 31, 2003
                                           --------------  -----------------  ------------------  -------------  --------------
Net premiums written                       $      171,294             74,540              77,114         83,487  $      117,767

Net premiums earned                               118,065             90,505              81,113         94,006          89,932
                                           --------------  -----------------  ------------------  -------------  --------------

Losses and loss adjustment expenses                48,578             34,653              41,237         52,469          41,585
Acquisition expenses                               21,752             13,420               9,930         13,186          15,618
Other underwriting expenses                         8,150              7,355               7,412         10,372          10,459
                                           --------------  -----------------  ------------------  -------------  --------------
   Total underwriting expenses                     78,480             55,428              58,579         76,027          67,662
                                           --------------  -----------------  ------------------  -------------  --------------
   Segment underwriting income             $       39,585             35,077              22,534         17,979  $       22,270
                                           --------------  -----------------  ------------------  -------------  --------------

GAAP underwriting ratios:
 Loss and loss adjustment expense                    41.1%              38.3%               50.8%          55.8%           46.2%
 Acquisition expense                                 18.4%              14.8%               12.2%          14.0%           17.4%
 Other underwriting expense                           6.9%               8.1%                9.1%          11.0%           11.6%
                                           --------------  -----------------  ------------------  -------------  --------------
   Combined                                          66.4%              61.2%               72.1%          80.8%           75.2%
                                           --------------  -----------------  ------------------  -------------  --------------

Statutory underwriting ratios:
 Loss and loss adjustment expense                    41.1%              38.3%               50.8%          55.8%           46.2%
 Acquisition expense                                 17.4%              15.1%               11.2%          15.5%           15.2%
 Other underwriting expense                           4.8%               9.9%                9.6%          12.4%            8.9%
                                           --------------  -----------------  ------------------  -------------  --------------
   Combined                                          63.3%              63.3%               71.6%          83.7%           70.3%
                                           --------------  -----------------  ------------------  -------------  --------------

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

  (1) Losses & loss adjustment expenses are divided by net premiums earned;

  (2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

  (3) Other underwriting expenses are divided by net premiums written.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CASUALTY SEGMENT - BY QUARTER
($ IN THOUSANDS)

                                                                             Three Months Ended
                                           ------------------------------------------------------------------------------------
                                           March 31, 2004  December 31, 2003  September 30, 2003  June 30, 2003  March 31, 2003
                                           --------------  -----------------  ------------------  -------------  --------------
Net premiums written                       $      223,965             92,995             134,991        132,320  $      113,694

Net premiums earned                               136,222            101,195             106,298        105,951          77,726
                                           --------------  -----------------  ------------------  -------------  --------------

Losses and loss adjustment expenses                94,784             67,347              71,052         74,530          53,907
Acquisition expenses                               34,836             26,062              29,465         26,449          19,029
Other underwriting expenses                         5,057              6,835               5,065          4,542           4,618
                                           --------------  -----------------  ------------------  -------------  --------------
   Total underwriting expenses                    134,677            100,244             105,582        105,521          77,554
                                           --------------  -----------------  ------------------  -------------  --------------
   Segment underwriting income             $        1,545                951                 716            430  $          172
                                           --------------  -----------------  ------------------  -------------  --------------

GAAP underwriting ratios:
 Loss and loss adjustment expense                    69.6%              66.6%               66.8%          70.3%           69.4%
 Acquisition expense                                 25.6%              25.8%               27.7%          25.0%           24.5%
 Other underwriting expense                           3.7%               6.7%                4.8%           4.3%            5.9%
                                           --------------  -----------------  ------------------  -------------  --------------
   Combined                                          98.9%              99.1%               99.3%          99.6%           99.8%
                                           --------------  -----------------  ------------------  -------------  --------------

Statutory underwriting ratios:
 Loss and loss adjustment expense                    69.6%              66.6%               66.8%          70.3%           69.4%
 Acquisition expense                                 25.6%              26.1%               28.0%          27.5%           23.9%
 Other underwriting expense                           2.3%               7.3%                3.8%           3.4%            4.1%
                                           --------------  -----------------  ------------------  -------------  --------------
   Combined                                          97.5%             100.0%               98.6%         101.2%           97.4%
                                           --------------  -----------------  ------------------  -------------  --------------

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

  (1) Losses & loss adjustment expenses are divided by net premiums earned;

  (2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

  (3) Other underwriting expenses are divided by net premiums written.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
FINITE RISK SEGMENT - BY QUARTER
($ IN THOUSANDS)

                                                                             Three Months Ended
                                           ------------------------------------------------------------------------------------
                                           March 31, 2004  December 31, 2003  September 30, 2003  June 30, 2003  March 31, 2003
                                           --------------  -----------------  ------------------  -------------  --------------
Net premiums written                       $       84,847             55,957              69,211         91,436  $      128,630

Net premiums earned                                66,755             86,117              84,854         79,419          70,411
                                           --------------  -----------------  ------------------  -------------  --------------

Losses and loss adjustment expenses                18,607             29,359              44,919         29,802          43,311
Acquisition expenses                               32,333             39,241              21,013         20,741          17,072
Other underwriting expenses                         2,597              3,385               2,616          4,732           2,137
                                           --------------  -----------------  ------------------  -------------  --------------
   Total underwriting expenses                     53,537             71,985              68,548         55,275          62,520
                                           --------------  -----------------  ------------------  -------------  --------------
   Segment underwriting income             $       13,218             14,132              16,306         24,144  $        7,891
                                           --------------  -----------------  ------------------  -------------  --------------

GAAP underwriting ratios:
 Loss and loss adjustment expense                    27.9%              34.1%               52.9%          37.5%           61.5%
 Acquisition expense                                 48.4%              45.6%               24.8%          26.1%           24.2%
 Other underwriting expense                           3.9%               3.9%                3.1%           6.0%            3.0%
                                           --------------  -----------------  ------------------  -------------  --------------
   Combined                                          80.2%              83.6%               80.8%          69.6%           88.7%
                                           --------------  -----------------  ------------------  -------------  --------------

Statutory underwriting ratios:
 Loss and loss adjustment expense                    27.9%              34.1%               52.9%          37.5%           61.5%
 Acquisition expense                                 45.3%              59.2%               29.8%          24.7%           21.6%
 Other underwriting expense                           3.1%               6.0%                3.8%           5.2%            1.7%
                                           --------------  -----------------  ------------------  -------------  --------------
   Combined                                          76.3%              99.3%               86.5%          67.4%           84.8%
                                           --------------  -----------------  ------------------  -------------  --------------

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

  (1) Losses & loss adjustment expenses are divided by net premiums earned;

  (2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

  (3) Other underwriting expenses are divided by net premiums written.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
NET PREMIUMS WRITTEN - SUPPLEMENTAL INFORMATION
($ IN THOUSANDS)

                                   Three Months Ended    Three Months Ended
                                     March 31, 2004        March 31, 2003
                                   ------------------    ------------------
Property and Marine:
  Excess-of-loss                   $          127,156    $           89,580
  Proportional                                 44,138                28,187
                                   ------------------    ------------------
    Subtotal Property and Marine              171,294               117,767
                                   ------------------    ------------------
Casualty:
  Excess-of-loss                              190,547               100,684
  Proportional                                 33,418                13,010
                                   ------------------    ------------------
    Subtotal Casualty                         223,965               113,694
                                   ------------------    ------------------
Finite Risk:
  Excess-of-loss                               69,790               103,630
  Proportional                                 15,057                25,000
                                   ------------------    ------------------
    Subtotal Finite Risk                       84,847               128,630
                                   ------------------    ------------------
Total:
  Excess-of-loss                              387,493               293,894
  Proportional                                 92,613                66,197
                                   ------------------    ------------------
    TOTAL                          $          480,106    $          360,091
                                   ==================    ==================

                                   Three Months Ended    Three Months Ended
                                     March 31, 2004        March 31, 2003
                                   ------------------    ------------------
Property and Marine:
  United States                    $           74,823    $           67,134
  International                                96,471                50,633
                                   ------------------    ------------------
    Subtotal Property and Marine              171,294               117,767
                                   ------------------    ------------------
Casualty:
  United States                               184,358                98,867
  International                                39,607                14,827
                                   ------------------    ------------------
    Subtotal Casualty                         223,965               113,694
                                   ------------------    ------------------
Finite Risk:
  United States                                47,858               108,233
  International                                36,989                20,397
                                   ------------------    ------------------
    Subtotal Finite Risk                       84,847               128,630
                                   ------------------    ------------------
Total:
  United States                               307,039               274,234
  International                               173,067                85,857
                                   ------------------    ------------------
    TOTAL                          $          480,106    $          360,091
                                   ==================    ==================

PLATINUM UNDERWRITERS HOLDINGS, LTD.
PREMIUMS BY LINE OF BUSINESS
($ IN THOUSANDS)

                                       Three Months Ended March 31, 2004   Three Months Ended March 31, 2003
                                       ---------------------------------   ---------------------------------
                                         Gross        Net          Net       Gross        Net         Net
                                        Premiums    Premiums    Premiums    Premiums    Premiums    Premiums
                                        Written     Written      Earned     Written     Written     Earned
                                       ---------   ---------   ---------   ---------   ---------   ---------
Property and Marine:
 North American Property Proportional  $  15,584      15,584   $  14,321   $  11,434      11,434   $  10,669
 North American Property Catastrophe      14,773      12,912      13,416      10,535       8,143       8,981
 North American Property Risk             23,431      23,431      22,139      15,142      15,142      14,823
 Other Property                           22,896      22,896      19,996      13,571      13,571      13,900
 Marine / Aviation Proportional            2,316       2,316       1,695         459         459       1,116
 Marine / Aviation Excess                 24,258      22,807      15,484      16,552      15,539      14,000
 International Property Proportional       8,204       8,204       5,336       2,837       2,837       3,664
 International Property Catastrophe       58,493      51,536      20,328      44,681      43,451      20,322
 International Property Risk              11,608      11,608       5,350       7,253       7,191       2,457
                                       ---------   ---------   ---------   ---------   ---------
   Subtotal                              181,563     171,294     118,065     122,464     117,767      89,932
                                       ---------   ---------   ---------   ---------   ---------   ---------

Casualty:
 Clash                                     6,831       6,831       7,426       5,141       5,141       3,568
 1st $ GL                                  7,863       7,863       6,551       4,693       4,693       3,017
 1st $ Other                                 590         590         424      40,378      40,378      30,314
 Casualty Excess                         116,408     116,408      82,764      25,741      25,741      22,646
 Accident & Health                        47,827      47,827      22,670      20,572      20,572      10,168
 International Casualty                    9,474       9,474       4,981       2,605       2,605       1,294
 International Motor                      15,821      14,902       5,976      15,044      14,564       6,719
 Financial Lines                          20,070      20,070       5,430           -           -           -
                                       ---------   ---------   ---------   ---------   ---------   ---------
   Subtotal                              224,884     223,965     136,222     114,174     113,694      77,726
                                       ---------   ---------   ---------   ---------   ---------   ---------

Finite Risk:
 Finite Property                          15,923      15,923      21,494      28,605      28,605      14,473
 Finite Casualty                          53,867      53,867      15,452      11,525      11,525       6,938
 Finite Accident & Health                 15,057      15,057      29,809      88,500      88,500      49,000
                                       ---------   ---------   ---------   ---------   ---------   ---------
   Subtotal                               84,847      84,847      66,755     128,630     128,630      70,411

                                       ---------   ---------   ---------   ---------   ---------   ---------
   TOTAL                               $ 491,294     480,106   $ 321,042   $ 365,268     360,091   $ 238,069
                                       =========   =========   =========   =========   =========   =========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
COMPANY RATIOS, SHARE DATA, RATINGS

                                                                     As of and for the Three Months Ended
                                             ------------------------------------------------------------------------------------
                                             March 31, 2004  December 31, 2003  September 30, 2003  June 30, 2003  March 31, 2003
                                             --------------  -----------------  ------------------  -------------  --------------
GAAP Basis Ratios %:

  Combined                                             83.1%              81.9%               85.4%          84.7%           87.2%

  Debt to Total Capital                                10.7%              11.4%               11.8%          12.0%           12.6%

  Net Premiums Written (annualized) to
    Shareholders' Equity                               1.68               0.84                1.10           1.22            1.51

Share Data:
  Book Value Per Share                       $        26.42              24.79               23.87          23.34  $        22.23

  Common Shares Outstanding                      43,268,025         43,054,125          43,024,000     43,004,000      43,004,000

  Market Price Per Share:*

    High                                     $        34.02              32.05               28.55          28.51  $        26.30
    Low                                               29.86              26.80               25.66          24.08           21.50
    Close                                    $        32.05              30.00               28.10          27.14  $        25.35

Industry Ratings:
  A.M. Best                                               A                  A                   A              A               A

Supplemental Data:
  Total Employees                                       156                155                 152            158             158

* Based on closing prices during the periods

PLATINUM UNDERWRITERS HOLDINGS, LTD.
INVESTMENT PORTFOLIO
($ IN THOUSANDS)

                                                                     Weighted                         Weighted
                                                                     Average                          Average
                                                   March 31, 2004   Book Yield   December 31, 2003   Book Yield
                                                   --------------   ----------   -----------------   ----------
Fixed Maturities:
  US Government and US Government agencies         $       73,985       4.8%     $           5,032       2.5%
  Tax exempt municipal bonds                              119,963       3.0%                92,044       3.0%
  Corporate bonds                                       1,114,443       4.1%             1,103,100       3.9%
  Mortgage and asset-backed securities                    232,747       4.8%               268,375       4.9%
  Foreign governments and foreign corporate bonds         275,951       4.7%               205,905       4.5%
                                                   --------------                -----------------
    Total Bonds                                         1,817,089       4.2%             1,674,456       4.1%
  Redeemable Preferred Stock                                3,732       6.0%                 3,682       6.0%
                                                   --------------                -----------------
    TOTAL FIXED MATURITIES                         $    1,820,821       4.2%     $       1,678,138       4.1%
                                                   ==============                =================

                                             March 31, 2004             December 31, 2003
                                        ------------------------    -------------------------
                                           Amount     % of Total       Amount      % of Total
                                        -----------   ----------    ------------   ----------
Credit Quality of Investment Grades:*
  Aaa                                   $   485,868         26.7%   $    435,282         25.9%
  Aa                                        325,928         17.9%        317,274         18.9%
  A                                         926,401         50.9%        853,276         50.9%
  Baa                                        82,624          4.5%         72,306          4.3%
                                        -----------   ----------    ------------   ----------
    TOTAL                               $ 1,820,821        100.0%   $  1,678,138        100.0%
                                        ===========   ==========    ============   ==========

Credit Quality:
  Weighted average credit quality               Aa3                          Aa3

* Rated using external rating agencies (Moody's).

(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

PLATINUM UNDERWRITERS HOLDINGS, LTD.
INVESTMENT PORTFOLIO - NET REALIZED CAPITAL GAINS (LOSSES)
($ IN THOUSANDS)

                                                        Three Months Ended    Three Months Ended
                                                          March 31, 2004        March 31, 2003
                                                        ------------------    ------------------
Net realized capital gains (losses):
  United States                                         $               76    $              246
  United Kingdom                                                        (3)                  109
  Bermuda                                                              379                   389
                                                        ------------------    ------------------
    TOTAL                                               $              452    $              744
                                                        ==================    ==================

PLATINUM UNDERWRITERS HOLDINGS, LTD.
LOSS ANALYSIS
($ IN THOUSANDS)

                                                              ANALYSIS OF LOSSES AND LOSS EXPENSES INCURRED:
                                           --------------------------------------------------------------------------------
                                              Three Months Ended March 31, 2004        Three Months Ended March 31, 2003
                                           ---------------------------------------  ---------------------------------------
                                                                         Paid to                                  Paid to
                                             Gross    Ceded     Net     Incurred %    Gross    Ceded     Net     Incurred %
                                           ---------  -----  ---------  ----------  ---------  -----  ---------  ----------
Paid                                       $  64,611    228  $  64,383     39.8%    $   7,982      -  $   7,982      5.8%
Change in unpaid losses and loss expenses     97,838    252     97,586                131,271    450    130,821
                                           ---------  -----  ---------              ---------  -----  ---------
   Losses and loss expenses incurred       $ 162,449    480  $ 161,969              $ 139,253    450  $ 138,803
                                           ---------  -----  ---------              ---------  -----  ---------

                                                     ANALYSIS OF UNPAID LOSSES AND LOSS ADJUSTMENT EXPENSES:
                                                 ---------------------------------------------------------------
                                                        March 31, 2004                   December 31, 2003
                                                 -----------------------------     -----------------------------
                                                   Gross     Ceded      Net*         Gross     Ceded      Net
                                                 ---------   -----   ---------     ---------   -----   ---------
Outstanding losses and loss expenses             $ 114,398   1,400   $ 112,998     $  95,192   1,540   $  93,652
Incurred but not reported                          721,336   3,868     717,468       641,742   3,476     638,266
                                                 ---------   -----   ---------     ---------   -----   ---------
    Unpaid losses and loss adjustment expenses   $ 835,734   5,268   $ 830,466     $ 736,934   5,016   $ 731,918
                                                 ---------   -----   ---------     ---------   -----   ---------

* Includes effects of foreign currency exchange rate movements of $962